AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
THE ONE® VUL SOLUTIONSM
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
SUPPLEMENT DATED SEPTEMBER 4, 2001
TO
PROSPECTUS
DATED MAY 1, 2001

THIS SUPPLEMENT SUPERCEDES THE MAY 18, 2001 SUPPLEMENT.

          Effective August 29, 2001, American General Life Insurance Company ("AGL") is amending the prospectus for the sole purpose of announcing the acquisition of AGL's parent corporation.

          On page 28 of the prospectus, the second and third paragraphs under the title "AGL" are deleted in their entirety and replaced with the following:

On May 11, 2001, American General Corporation ("AGC"), a Texas corporation, American International Group, Inc. ("AIG"), a Delaware corporation and Washington Acquisition Corporation, a Texas corporation and a wholly-owned subsidiary of AIG, entered into an agreement pursuant to which AGC would become a wholly-owned subsidiary of AIG (the "Transaction"). On August 15, 2001, the shareholders of AGC voted to approve the Transaction. On August 29, 2001, the Transaction was completed. As a result of the Transaction, AGL is now an indirect, wholly-owned subsidiary of AIG.